AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of September 28, 2020 (this “Amendment”), is entered into by and among BKRF OCB, LLC (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders and Tranche B Lenders party hereto, constituting 100% of the Tranche A Lenders and the Tranche B Lenders to the Credit Agreement (as defined below) (the “Signatory Lenders”). As used in this Amendment, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise specified.

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, the Administrative Agent, Orion Energy Partners TP Agent, LLC in its capacity as the collateral agent and each Tranche A and Tranche B Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement” and the Credit Agreement as expressly amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, pursuant to this Amendment, the Borrower has requested, and the parties hereto have agreed, subject to the condition of this Amendment, to amend the Credit Agreement on the Effective Date, as specified in Section 2 below;

WHEREAS, pursuant to this Amendment, the Borrower is requesting an increase of the Tranche B Commitments as specified in Section 2 below;

WHEREAS, one of the Tranche B Lenders identified on such Tranche B Lender’s signature page as an “Upsizing Tranche B Lender” (the “Upsizing Tranche B Lender”) is willing to provide the increased Tranche B Commitments subject to the terms herein and in the Amended Credit Agreement; and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 4 hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                Upsized Tranche B Commitments.

(a)              Subject to the satisfaction of all of the conditions precedent set forth in Section 4 hereof, as of the Effective Date, the Upsizing Tranche B Lender hereby:

(i)               severally commits to make one or more Tranche B Loans to the Borrower pursuant to the provisions of, and subject to the conditions contained in, the Amended Credit Agreement in an amount up to the commitment amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Upsized Tranche B Commitments” (the “Upsized Tranche B Commitments”); and

(ii)             agrees, subject to the satisfaction of the conditions set forth in Section 4.03 of the Amended Credit Agreement and the other provisions of the Financing Documents, to make Tranche B Loans to the Borrower pursuant to the Amended Credit Agreement from time to time after the Effective Date and during the Availability Period in an amount equal to the commitment amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Upsized Tranche B Commitments.”

(b)             Subject to the satisfaction of all the conditions precedent set forth in Section 4 hereof, as of the Effective Date, each Lender (including the Upsizing Tranche B Lender) hereby:

(i)               consents to the incurrence by Borrower of the Upsized Tranche B Commitments (including any Tranche B Loans incurred in respect thereof);

(ii)             agrees that the Upsized Tranche B Commitments, and any Tranche B Loans incurred in respect thereof, shall be Tranche B Commitments and Tranche B Loans for all purposes under the Credit Agreement;

(iii)           reaffirms its commitment to make, without duplication of prior commitments and subject to the satisfaction of the conditions set forth in the Financing Documents (including Section 4.03 of the Amended Credit Agreement), Tranche B Loans to the Borrower pursuant to the Amended Credit Agreement from time to time after the Effective Date and during the Availability Period in an amount equal to the commitment amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Remaining Unfunded Tranche B Commitments (including Upsized Tranche B Commitment)”; and

(iv)            agrees that the Upsizing Tranche B Lender shall fund a non-ratable portion of the immediately succeeding incurrence of Tranche B Loans by the Borrower in an amount that would result in each Tranche B Lender having funded the same proportion of Tranche B Loans as its proportion of Tranche B Commitments, which amount is specified in Exhibit A.

2.                Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, as of the Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, hereby agree to amend and restate Annex I to the Credit Agreement in its entirety as set forth in Exhibit A attached hereto.

3.                Representations and Warranties. Each Loan Party hereby represents and warrants and warrants to the other parties hereto that:

(a)              Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Amendment, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Amendment. This Amendment has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and banding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)             The execution, delivery and performance by each Loan Party of this Amendment does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)              No Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Amendment.

(d)             The representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

4.                Effectiveness; Conditions Precedent. This Amendment and the amendments included in Section 2, including the Upsized Tranche B Commitments, shall become effective on the first date on which each of the following conditions have been satisfied or waived (such date, the “Effective Date”):

(a)              This Amendment shall have been executed by the Administrative Agent, the Loan Parties and the Signatory Lenders and the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

(b)             No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

(c)              The representations and warranties of each of the Loan Parties set forth in the Financing Documents shall be true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(d)             Borrower has arranged for payment on the Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents.

(e)              The Administrative Agent shall have received an Officer’s Certificate of each Loan Party dated as of the Effective Date certifying that (i) each of the conditions in this Section 4 have been satisfied and (ii) none of the Organizational Documents of the Borrower or Holdings have been amended since the Closing Date, and in the case of Project Company, since the Tranche A Funding Date.

(f)              The Administrative Agent shall have received (i) evidence that an original copy of an amendment to the Mortgage (the “Mortgage Amendment”), substantially in the form attached hereto as

Exhibit B, was sent to the Title Company and (ii) a date down title endorsement to the Title Policy, substantially in the form attached hereto as Exhibit C.

5.                Reaffirmation of Guarantees and Security Interests.

The Borrower, Holdings and Project Company (each, a “Reaffirming Party”) hereby acknowledges that it (a) has reviewed the terms and provisions of this Amendment, (b) consents to the amendments to the Credit Agreement effected pursuant to this Amendment and consents to the terms, conditions and other provisions of this Amendment, and (c) consents to each of the transactions contemplated hereby. Each Reaffirming Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Amended Credit Agreement (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Financing Documents to which it is a party.

Without limiting the generality of the foregoing, each Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Amendment shall constitute a new grant of security interest. Each Reaffirming Party hereby confirms that no additional filings or recordings, other than the recording of the Mortgage Amendment, need to be made, and no other actions need to be taken, by such Reaffirming Party as a consequence of this Amendment in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.

Each Reaffirming Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

6.                Miscellaneous.

(a)              Effect of Amendments. From and after the Effective Date, the Credit Agreement shall be construed after giving effect to the amendment set forth in Section 2 hereto and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.

(b)             No Other Modification. Except as expressly modified by this Amendment and the Mortgage Amendment, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Amendment being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(c)              Successor and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment and their respective successors and permitted assigns.

(d)             Incorporation by Reference. Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)              Financing Document. This Amendment shall be deemed to be a Financing Document.

(f)              Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)             Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:

/s/ RICHARD PALMER

Name:

Title:

BKRF OCP, LLC,
as Holdings

By:

/s/ RICHARD PALMER

Name:

Title:

BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company

By:

/s/ RICHARD PALMER

Name:

Title:

 [Signature Page to Amendment No. 2 to Credit Agreement (OpCo)]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:

/s/ GERRIT NICHOLAS

Name:
Title:

 [Signature Page to Amendment No. 2 to Credit Agreement (OpCo)]

Exhibit A

to Amendment nO. 2

ANNEX I
TO
CREDIT AGREEMENT

Commitments and Existing Loans

Exhibit B

to Amendment nO. 2

Form of Mortgage Amendment

[See attached.]

Exhibit C

to Amendment nO. 2

Form of Date Down Title Endorsement

[See attached.]